PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------

Dear Stockholders:

2000 was an extremely difficult year for most securities markets, including the high yield market. Although the fourth quarter of 2000 was one of the worst quarters in the high yield market's history, we believe that the rally we have been expecting for some time began at the end of the quarter. The mar-ket fell sharply in October and November but began to rally in December. This rally has continued into February. From January 1 through February 15, 2001, the Fund has had a total return of 8.88%. Investor sentiment with regard to high yield has done an abrupt reversal, with strong flows of funds into high yield mutual funds after consistent outflows in 2000. Fund flows into high yield mutual funds have been very positive every week of 2001, totaling in ex-cess of $3.49 billion as of February 14, 2001.

Overview of the Year and Fourth Quarter

Although the high yield market had a very difficult fourth quarter, high yield did outperform most broad equity indices. For the quarter, the NASDAQ Compos-ite Index returned -32.69%, and the S&P 500 returned -8.09%.

For the year ended December 31, 2000, the Pacholder High Yield Fund, Inc. (the "Fund") posted a total return of -14.48%, underperforming the CS First Boston Domestic+ High Yield Index(TM) (the "Index") total return of -6.19%. The Fund's relative underperformance for the year is primarily attributable to the cost of its leverage. The Fund's portfolio, gross of fees and expenses and without leverage, returned -6.14% for the year, slightly outperforming the In-dex. While the Fund's leverage has recently had a negative affect on total re-turn due to the weak market conditions, the leverage has increased the amount of dividends available to the common shareholders.

2000 was the first time since 1994 that the high yield market had a negative annual return, and the Index's return of -6.19% was the second lowest in its history, exceeded only by 1990's -6.38% total return. In the years following 1990 and 1994, the Index posted strong positive returns of 43.75% in 1991 and 19.68% in 1995. The high yield market in 2000 was impacted by a number of neg-ative technical factors. Continued consolidation among dealers and underwrit-ers has resulted in a substantial reduction in the amount of capital committed to market making activities over the past few years. Fund flows into high yield mutual funds were negative for each month during the fourth quarter of 2000, and outflows totaled more than $10 billion for the year. In the fourth quarter, investor concerns about the potential for a "hard landing" of the economy negatively affected market sentiment.

The high yield market also has been affected by the default rate, which has been above average levels since the beginning of 1999. The Fund experienced a 3.68% dollar-based default rate for the year, which compares favorably to Moody's dollar-based default rate of 6.21% for the same period. The last cy-clical peak for default rates occurred in 1991, when the high yield market had the best year in its history. We believe that the price at which high yield bonds generally were trading by late November reflected an extremely pessimis-tic view of the expected default losses in the market. Such extremely negative market conditions sometimes set the stage for a significant market rally.

The impact of these factors could be seen in the average price, yield, and spread over Treasuries in the high yield market. For the year the average price of the Index dropped 11.54 points from 86.57 to 75.03, its yield in-creased 300 basis points from 11.93% to 14.93%, and its spread over the compa-rable Treasury bond increased by 396 basis points from 554 to 950. During the fourth quarter of 2000 the average price of the Index dropped six points from
81.04 to 75.03, the yield on the Index increased 78 basis points from 14.15% to 14.93% and the spread of the Index over the comparable Treasury bond in-creased 120 basis points from 830 to 950. The spread over Treasuries of high yield securities has not reached these levels since 1991. This spread widening was primarily the result of the negative technical factors in the high yield market and the relatively high default rate.

Performance among the high yield industry sectors for all of 2000 was mixed, with 16 of the 26 industry sectors producing negative total returns for the year. The Index's negative total return for the year was exacerbated by the fact that the largest industry sector (Fixed Communications) was by far the worst performing. Other sectors that performed poorly for the year where Auto-motive, Metals, Entertainment, and Retailing. Sectors that performed well dur-ing the year where Energy, Utility, and Gaming. The Fund had strong perfor-mance relative to the market in the Fixed Communications, Gaming, and Health Care sectors and underperformed in the Consumer Manufacturing, Metals, and Ca-ble segments of the market.

The Fund's portfolio is well diversified, with investments in 150 issues in 31 different industries. Our highest concentration continues to be in the Tele-communications segment of the market, which accounted for 18.4% of the portfo-lio as of December 31, 2000. Purchases during the last half of 2000 were con-centrated in the less cyclical sectors of the market, such as Health Care, Consumer Non-Durables, Food, Media, and Telecommunications.

Outlook

It appears that a consensus has developed among economists that the economy will have a "soft landing" of slower growth, weaker profits, and falling in-terest rates. This would be a very favorable environment for high yield bonds, which should perform well both on a fundamental and technical basis.

We believe that our strategy of investing in a diversified portfolio of high yield bonds based upon fundamental analysis should perform well over

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
the next year. We will continue to closely monitor the credit quality of the Fund's portfolio to determine how the Fund's investments will perform in vari-ous economic cycles.

While the high yield market clearly has had a strong start in 2001, we continue to believe the market offers numerous opportunities to purchase a wide variety of bonds at very attractive spreads and at substantial discounts, providing the potential for significant price appreciation and total return. We are continu-ing to position the portfolio with this expectation.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

\s\ William J. Morgan
----------------------
William J. Morgan
President

February 19, 2001

---------------------------------------
Please visit our web site, www.phf-hy.com, for information on the Fund's NAV, share price, news releases, and SEC filings. We created this site to provide shareholders quick and easy access to the timeliest information available re-garding the Fund.
---------------------------------------
DIVIDEND REINVESTMENT PLAN

The Fund's Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact Firstar Bank, N.A. Corporate Trust Services, 425 Walnut Street, ML 5125, P.O. Box 1118, Cincinnati, OH 45201-1118, and (800) 637-7549.

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets
December 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets

-------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 92.4%
AUTOMOTIVE -- 3.6%
Anchor Lamina, Inc., Sr Sub Nt,
 9.875%, 2/1/08                                   $  1,050 $    370,125   0.2%
Dura Operating Corp., Sr Sub Nt, 9%, 5/1/09          1,600    1,328,000   0.8
Hayes Lemmerz International, Inc., Sr Sub Nt,
 9.125%, 7/15/07                                     1,500      990,000   0.6
JL French Automotive Castings, Inc., Sr Sub Nt,
 11.5%, 6/1/09                                       1,000      540,000   0.3
JPS Automotive Products Corp., Sr Nt, 11.125%,
 6/15/01                                             1,350    1,363,500   0.8
Oshkosh Truck Corp., Sr Sub Nt, 8.75%, 3/1/08        1,500    1,440,000   0.9
                                                           ------------   ---
                                                              6,031,625   3.6
CABLE -- 2.5%
Charter Communications Holdings LLC, Sr Nt, 10%,
 4/1/09                                              1,000      970,000   0.6
Classic Cable, Inc., Sr Sub Nt, 10.5%, 3/1/10          250      112,500   0.1
Classic Cable, Inc., Sr Sub Nt, 9.375%, 8/1/09       1,250      562,500   0.3
Mediacom LLC/Capital Corp., Sr Nt, 8.50%,
 4/15/08                                             1,500    1,372,500   0.8
RCN Corp., Sr Nt, 10%, 10/15/07                      1,400      770,000   0.5
RCN Corp., Sr Disc Nt, 0/9.8%, 2/15/08               1,000      320,000   0.2
                                                           ------------   ---
                                                              4,107,500   2.5
CHEMICALS -- 2.3%
ISP Holdings, Inc., Sr Nt, 9.750%, 2/15/02           1,000      830,000   0.5
Marsulex, Inc., Sr Sub Nt, 9.625%, 7/1/08            1,250    1,162,500   0.7
Philipp Brothers Chemicals, Inc., Sr Sub Nt,
 9.875%, 6/1/08                                      1,750    1,260,000   0.8
Polymer Group, Inc., Sr Sub Nt, 9%, 7/1/07             875      577,500   0.3
                                                           ------------   ---
                                                              3,830,000   2.3

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets

-------------------------------------------------------------------------------
COMMUNICATIONS: FIXED -- 9.1%
Alaska Communications Systems Holdings, Inc., Sr
 Sub Nt, 9.375%, 5/15/09                          $  1,000 $    837,500   0.5%
Convergent Communications, Inc., Sr Nt, 13%,
 4/1/08                                              3,750    1,350,000   0.8
DTI Holdings, Inc., Sr Disc Nt, 0/12.5%, 3/1/08      3,750    1,003,125   0.6
Exodus Communications, Inc., Sr Nt, 10.75%,
 12/15/09                                            1,500    1,290,000   0.8
Exodus Communications, Inc., Sr Nt, 11.625%,
 7/15/10/2/                                            500      445,000   0.3
GCI, Inc., Sr Nt, 9.75%, 8/1/07                      1,500    1,398,750   0.8
Global Crossing Holdings, Ltd., Sr Nt, 9.125%,
 11/15/06                                            1,750    1,675,625   1.0
Level 3 Comm, Sr Nt, 11.25%, 3/15/10                 1,500    1,305,000   0.8
McLeod USA, Inc., Sr Nt, 8.375%, 3/15/08             1,000      890,000   0.5
Metromedia Fiber Network, Inc., Sr Nt, 10%,
 12/15/09                                            1,500    1,245,000   0.8
Nextlink Communications, Inc., Sr Nt, 10.5%,
 12/1/09                                             1,500    1,200,000   0.7
Pathnet, Inc., Sr Nt, 12.25%, 4/15/08                1,000      130,000   0.1
PSINet, Inc., Sr Nt, 10.5%, 12/1/06                  1,250      325,000   0.2
PSINet, Inc., Sr Nt, 10%, 2/15/05                    1,100      286,000   0.2
Williams Communications Group, Inc., Sr Nt,
 11.875%, 8/1/10                                       750      577,500   0.3
Williams Communications Group, Inc., Sr Nt,
 10.875%, 10/1/09                                    1,500    1,117,500   0.7
                                                           ------------   ---
                                                             15,076,000   9.1
COMMUNICATIONS: MOBILE -- 6.6%
Arch Communications Group, Inc., Sr Nt, 12.75%,
 7/1/07                                              1,100      374,000   0.2
Arch Communications Group, Inc., Sr Nt, 13.75%,
 4/15/08                                             1,250      450,000   0.3
Centennial Cellular, Sr Sub Nt, 10.75%, 12/15/08     2,375    2,232,500   1.4
Crown Castle Int'l Corp., Sr Nt, 0/10.375%,
 5/15/11                                             1,500    1,008,750   0.6
Crown Castle Int'l Corp., Sr Sub Nt, 9.5%,
 8/1/11                                              1,000      982,500   0.6

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
December 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets

-------------------------------------------------------------------------------
COMMUNICATIONS: MOBILE (continued)
Metrocall Inc., Sr Sub Nt, 10.375%, 10/1/07       $  2,750 $    550,000   0.3%
Nextel Communications, Inc., Sr Nt, 9.375%,
 11/15/09                                            1,500    1,398,750   0.9
Paging Network do Brasil Holding Co. LLC, Sr Nt,
 13.5%, 6/6/05/1/,/4/                                  500       40,000   0.0
Price Communications Wireless, Inc., Sr Sec Nt,
 9.125%, 12/15/06                                    1,000    1,012,500   0.6
Rural Cellular Corp., Sr Sub Nt, 9.625%, 5/15/08     2,050    1,886,000   1.1
Telecorp PCS, Co Guar, 0/11.625%, 4/15/09            1,500    1,025,625   0.6
                                                           ------------   ---
                                                             10,960,625   6.6
CONSUMER MANUFACTURING -- 2.5%
Chattem, Inc., Sr Sub Nt, 8.875%, 4/1/08             1,000      750,000   0.5
Drypers Corp., Sr Nt, 10.25%, 6/15/07/1/,/4/         1,465      120,862   0.1
Home Products International, Inc., Sr Sub Nt,
 9.625%, 5/15/08                                     1,595      893,200   0.5
JB Williams Holdings Inc., Sr Nt, 12%, 3/1/04          375      358,125   0.2
Westpoint Stevens, Inc., Sr Nt, 7.875%, 6/15/05        935      696,575   0.4
Windmere Durable, Inc., Sr Sub Nt, 10.00%,
 7/31/08                                             1,500    1,261,875   0.8
                                                           ------------   ---
                                                              4,080,637   2.5
ENERGY -- 5.6%
CMS Energy Corp., Sr Nt, 9.875%, 10/15/07              450      468,780   0.3
Coho Energy, Inc., Sr Sub Nt PIK, 15%,
 3/31/07/3/                                          2,149    2,230,657   1.3
Giant Industries, Inc., Sr Sub Nt, 9.75%,
 11/15/03                                              875      857,500   0.5
Giant Industries, Inc., Sr Sub Nt, 9%, 9/1/07        1,000      910,000   0.5
ICO, Inc., Sr Nt, 10.375%, 6/1/07                    1,725    1,612,875   1.0
Orion Refining Corp., Sr Nt, 10%, 11/15/04/2/        3,153    2,143,946   1.3

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets

-------------------------------------------------------------------------------
ENERGY (continued)
Orion Refining Corp., Sr Secd Bridge Nt, 10%,
 06/01/02/3/                                      $    595 $    602,349   0.4%
Triton Energy LTD, Corp, Sr Nt, 8.875%, 10/1/07        500      505,625   0.3
                                                           ------------   ---
                                                              9,331,732   5.6
ENTERTAINMENT -- 1.4%
Bally Total Fitness Holding Corp., Sr Sub Nt,
 9.875%, 10/15/07                                    1,500    1,391,250   0.8
Speedway Motorsports, Inc., Co Guar, 8.5%,
 8/15/07                                             1,000      981,250   0.6
                                                           ------------   ---
                                                              2,372,500   1.4
FOOD & BEVERAGE -- 2.2%
Cott Corp, Sr Nt, 8.5%, 5/1/07                       1,255    1,182,837   0.7
Ft. Biscuit Co., LLC, 1st Mtg, 14%, 8/1/01/3/          485      485,000   0.3
Ft. Biscuit Co., LLC, Sub Nt, 12%, 11/1/05/3/          500      500,000   0.3
Pierre Foods, Inc., Sr Nt, 10.75%, 6/1/06            1,435      574,000   0.4
National Wine & Spirits, Inc., Sr Nt, 10.125%,
 1/15/09                                             1,000      860,000   0.5
                                                           ------------   ---
                                                              3,601,837   2.2
GAMING -- 0.8%
Hollywood Park, Sr Sub Nt, 9.5%, 8/1/07              1,250    1,262,500   0.8
                                                           ------------   ---
                                                              1,262,500   0.8
GENERAL INDUSTRIAL -- 9.2%
Airxcel, Inc., Sr Sub Nt, 11%, 11/15/07              1,500      810,000   0.5
Better Minerals and Aggregates Co., Sr Sub Nt,
 13%, 9/15/09                                        1,750    1,321,250   0.8
Columbus McKinnon Corp., Sr Sub Nt, 8.5%, 4/1/08     1,250      984,375   0.6
Communications Instruments, Inc., Sr Sub Nt,
 10%, 9/15/04                                        2,130    1,821,150   1.1
Indesco International, Inc., Sr Sub Nt, 9.75%,
 4/15/08/1/,/4/                                      1,750      332,500   0.2
International Knife & Saw, Sr Sub Nt, 11.375%,
 11/15/06                                            3,000    1,477,500   0.9
Jackson Products, Inc., Sr Sub Nt, 9.5%, 4/15/05     2,000    1,720,000   1.0

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
December 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets

-------------------------------------------------------------------------------
GENERAL INDUSTRIAL (continued)
LLS Corp., Sr Sub Nt, 11.625%, 8/1/09             $  1,000 $    815,000   0.5%
MMI Products, Inc., Sr Sub Nt, 11.25%, 4/15/07       2,000    1,950,000   1.2
Omega Cabinets, Ltd, Sr Sub Nt, 10.5%, 6/15/07       2,250    2,047,500   1.2
Precision Partners, Inc., Sr Sub Nt, 12%,
 3/15/09                                             1,175      587,500   0.4
Westinghouse Air Brake, add on, Sr Nt, 9.375%,
 6/15/05                                               450      400,500   0.3
Westinghouse Air Brake, Sr Nt, 9.375%, 6/15/05       1,000      890,000   0.5
                                                           ------------   ---
                                                             15,157,275   9.2
HEALTH CARE -- 3.3%
Beverly Enterprises, Inc., Co Guar, 9%, 2/15/06        770      708,400   0.4
Concentra Operating Corp., Sr Sub Nt, 13%,
 8/15/09                                             1,500    1,293,750   0.8
Fresenius Medical Capital Trust, Co Guar, 9.0%,
 12/1/06                                             1,000      960,000   0.6
HCR Manor Care, Sr Nt, 7.5%, 6/15/06                 1,000      884,171   0.5
Healthsouth Corp., Sr Sub Nt, 10.75%, 10/1/08/2/     1,000    1,050,070   0.7
Quorum Health, Sr Sub Nt, 8.75%, 11/1/05               510      513,825   0.3
                                                           ------------   ---
                                                              5,410,216   3.3
HOTELS & LODGING -- 2.3%
Host Marriot Travel Plaza, Sr Nt, 9.25%,
 10/1/07/2/                                          1,350    1,343,250   0.8
Prime Hospitality Corp., 1st Mtg, 9.25%, 1/15/06     1,000    1,015,000   0.6
Prime Hospitality Corp., Sr Sub Nt, 9.75%,
 4/1/07                                              1,375    1,381,875   0.9
                                                           ------------   ---
                                                              3,740,125   2.3
MEDIA -- 9.2%
Ackerly Group, Inc., Sr Sub Nt, 9%, 1/15/09          1,000      875,000   0.5
Cumulus Media, Inc., Sr Sub Nt, 10.375%, 7/1/08        275      220,687   0.1
Garden State Newspapers, Inc., Sr Sub Nt, 8.75%,
 10/1/09                                               800      696,000   0.4

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets

-------------------------------------------------------------------------------
MEDIA (continued)
Granite Broadcasting Corp., Sr Sub Nt, 10.375%,
 5/15/05                                          $  2,172 $  1,379,220   0.8%
Lamar Media Corp., Sr Sub Nt, 9.25%, 8/15/07         1,000      980,000   0.6
Liberty Group Operating, Inc., Sr Sub Nt,
 9.375%, 2/1/08                                      2,000    1,500,000   0.9
Liberty Group Publishing, Inc., Sr Disc Nt,
 0/11.625%, 2/1/09                                   1,125      703,125   0.4
Perry-Judd, Sr Sub Nt, 10.625%, 12/15/07             2,150    1,784,500   1.1
Phoenix Color Corp., Sr Sub Nt, 10.375%, 2/1/09      1,330      944,300   0.6
Radio One, Inc., Sr Sub Nt, 7/12%, 5/15/04           2,220    2,264,400   1.4
Salem Communications, Sr Sub Nt, 9.5%, 10/1/07       1,000      946,250   0.6
Sinclair Broadcasting Group, Inc, Sr Sub Nt,
 10%, 9/30/05                                          750      727,500   0.5
Spanish Broadcasting System, Co Guar, 9.625%,
 11/1/09                                               825      726,000   0.4
Tri-State Outdoor Media, Sr Nt, 11%, 5/15/08         2,000    1,520,000   0.9
                                                           ------------   ---
                                                             15,266,982   9.2
METALS -- 1.7%
Echo Bay Mines Ltd., Jr Sub Debs, 11%, 4/1/27        1,000      250,000   0.2
LTV Corp., Sr Nt, 11.75%, 11/15/09/1/,/4/            1,000       20,000   0.0
NS Group, Inc., Sr Nt,
 13.5%, 7/15/03                                      2,500    2,562,500   1.5
                                                           ------------   ---
                                                              2,832,500   1.7
PAPER & PACKAGING -- 6.8%
Ainsworth Lumber Co. Ltd., Sr Nt, 12.5%, 7/15/07     3,000    2,460,000   1.5
Alabama Pine Pulp, Inc., Tranche B Bank Debt ,
 0%, 6/30/05                                         1,171      175,667   0.1
Alabama Pine Pulp, Inc., Tranche C Bank Debt ,
 0%, 12/31/08                                        1,618      242,732   0.1
American Tissue, Inc., Sr Sec Nt, 12.5%, 7/15/06     2,250    1,800,000   1.1
Berry Plastics Corp., Sr Sub Nt, 12.25%, 4/15/04     1,750    1,474,375   0.9
Crown Packaging, Ltd., Ser B Sr Nt, 10.75%,
 11/1/00/4/                                          2,725    1,771,250   1.1

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
December 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      Percent
                                                  Par                 of Net
Description                                      (000)      Value     Assets

-----------------------------------------------------------------------------
PAPER & PACKAGING (continued)
Millar Western Forest Products Ltd, Sr Nt,
 9.875%, 5/15/08                                $    750 $    592,500   0.4%
Portola Packaging Inc., Sr Nt, 10.75%, 10/1/05     2,150    1,655,500   1.0
Stone Container, 1st Mtg, 10.75%, 10/1/02          1,000    1,016,250   0.6
                                                         ------------   ---
                                                           11,188,274   6.8
REAL ESTATE/BUILDING MATERIALS -- 1.3%
American Builders & Contractors Supply Co.,
 Inc., Sr Sub Nt, 10.625%, 5/15/07                 1,500    1,185,000   0.7
Associated Materials, Inc., Sr Sub Nt, 9.25%,
 3/1/08                                            1,000      950,000   0.6
                                                         ------------   ---
                                                            2,135,000   1.3
RESTAURANTS -- 2.6%
American Restaurant Group, Inc., Sr Nt, 11.5%,
 2/15/03                                           1,348    1,213,200   0.7
Apple South, Inc., Sr Nt, 9.75%, 6/1/06            1,500      450,000   0.3
Avado Brands, Inc., Sr Sub Nt, 11.75%, 6/15/09       500       43,750   0.0
Domino's, Inc., Sr Sub Nt, 10.375%, 1/15/09        1,750    1,470,000   0.9
FM 1993A Corp., Sr Nt, 9.75%, 11/1/03              1,150    1,150,000   0.7
                                                         ------------   ---
                                                            4,326,950   2.6
RETAILING -- 4.0%
Central Tractor, Sr Nt, 10.625%, 4/1/07            1,500      821,250   0.5
Frank's Nursery & Crafts, Sr Sub Nt, 10.25%,
 3/1/08                                            1,750      700,000   0.4
Group 1 Automotive, Inc., Sr Sub Nt, 10.875%,
 3/1/09                                            1,500    1,275,000   0.8
Guitar Center Mgmt., Sr Nt, 11%, 7/1/06            1,520    1,428,800   0.9
Knoll Inc., Sr Sub Nt, 10.875%, 3/15/06            1,525    1,525,000   0.9
Mattress Discounters Co., Sr Nt w/warrant,
 12.625%, 7/15/07                                  1,000      895,000   0.5
                                                         ------------   ---
                                                            6,645,050   4.0

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets

-------------------------------------------------------------------------------
SERVICES -- 9.2%
American Eco Corp., Sr Nt,
 9.625%, 5/15/08/1/,/4/                           $  2,000 $     32,500   0.0%
Coinmach Corp., Ser D Sr Nt, 11.75%, 11/15/05        1,750    1,745,625   1.0
Coyne International Enterprises Corp., Sr Sub
 Nt, 11.25%, 6/1/08                                  2,500    1,800,000   1.1
Kaiser Group Intl, Inc., Sr Sub Nt 13%,
 12/31/03/1/,/4/                                     1,500      521,250   0.3
King Pharmaceutical, Inc., Sr Sub Nt, 10.75%,
 2/15/09                                             1,283    1,353,565   0.8
Oglebay Norton Co., Sr Sub Nt, 10%, 2/1/09           1,750    1,487,500   0.9
Pierce Leahy, Inc., Sr Nt. 8.125%, 5/15/08           1,000      950,000   0.6
Pierce Leahy, Inc., Sr Sub Nt, 11.125%, 7/15/06      1,375    1,443,750   0.9
Rose Hills Co., Sr Sub Nt, 9.5%, 11/15/04            1,750      875,000   0.5
Twin Laboratories, Inc., Sr Sub Nt, 10.25%,
 5/15/06                                               650      422,500   0.3
Volume Services America, Inc., Sr Sub Nt,
 11.25%, 3/1/09                                      1,750    1,603,438   1.0
Wesco Distribution, Inc., Sr Sub Nt, 9.125%,
 6/1/08                                              2,500    2,200,000   1.3
Williams Scotsman, Inc., Sr Nt, 9.875%, 6/1/07       1,000      790,000   0.5
                                                           ------------   ---
                                                             15,225,128   9.2
SUPERMARKETS & DRUG STORES -- 0.4%
Penn Traffic, Co., Sr Nt, 11%, 6/29/09                 877      666,520   0.4
                                                           ------------   ---
                                                                666,520   0.4
TECHNOLOGY -- 3.6%
Elgar Holdings, Inc., Sr Nt, 9.875%, 2/1/08          1,000      645,000   0.4
Fisher Scientific International, Inc., Sr Sub
 Nt, 9%, 2/1/08                                      1,275    1,182,563   0.7
Fisher Scientific International, Inc., Sr Sub Nt
 add on, 9%, 2/1/08                                    225      208,687   0.1
Flextronics International Ltd, Sr Sub Nt, 8.75%,
 10/15/07                                            2,000    1,900,000   1.2
Viasystems, Inc., Sr Sub Nt, 9.75%, 6/1/07           2,500    1,981,250   1.2
                                                           ------------   ---
                                                              5,917,500   3.6

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
December 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                       Percent
                                               Shares/Par              of Net
Description                                      (000)       Value     Assets

------------------------------------------------------------------------------
TRANSPORTATION -- 2.2%
Atlantic Coast Airlines, Tranche C Pass-Thru
 Cert, 8.75%, 1/1/07/2/                         $  1,237  $  1,244,247   0.8%
Moran Transportation Co., Bank Debt, 9.969%,
 12/31/05                                          2,450     2,401,000   1.4
                                                          ------------  ----
                                                             3,645,247   2.2
Total Corporate Debt Securities (amortized
 cost $192,449,866)                                        152,811,723  92.4
                                                          ------------  ----
EQUITY INVESTMENTS -- 2.3%
Arch Wireless, Inc., Common Stock/1/              10,000         6,563   0.0
Arch Wireless, Inc., Warrants, 9/1/01/1/,/3/      23,483           367   0.0
Broadwing Communications, Inc., Pfd, 12.5%,
 2/15/09                                           1,000       970,000   0.6
Classic Communications, Inc., Common Stock/1/      5,250         9,516   0.0
Coho Energy, Inc., Common Stock/1/                74,857       243,285   0.2
Convergent Communications, Inc., Common
 Stock/1/                                         10,800         6,075   0.0
DTI Holdings, Inc., Warrants, 3/1/08/1/,/3/       18,750             0   0.0
Ft. Biscuit Company, LLC, Warrant,
 11/1/05/1/,/3/                                        1        14,301   0.0
Glasstech, Inc., Warrants, 6/30/04/1/,/3/          1,000             0   0.0
Gulf States Steel, Warrants, 4/15/03/1/,/3/          500             0   0.0
Harvard Industries, Inc., Common Stock/1/        191,199       621,397   0.4
Mattress Discounters, Warrants/1/,/3/              1,000             0   0.0
McLeod USA, Inc., Common Stock/1/                  6,414        90,999   0.1
Optel, Inc., Warrants/1/,/3/                         750             0   0.0
Orion Refining Corp., CL A Conv Pfd Stock/1/          97         7,081   0.0
Orion Refining Corp., CL C Conv Pfd Stock/1/       1,522        69,251   0.0
Orion Refining Corp, Warrants/1/,/3/              95,673             0   0.0

                                                                       Percent
                                               Shares/Par              of Net
Description                                      (000)       Value     Assets

------------------------------------------------------------------------------
EQUITY INVESTMENTS (continued)
Paging Network Do Brasil Holding Co. LLC,
 Warrants/1/,/3/                                $    500  $          0    0.0%
Pathnet Inc., Warrants, 4/15/08                    1,000        10,000    0.0
Phonetel Technologies, Inc., Common Stock/1/     286,900        53,794    0.0
Rural Cellular Corp., Pfd, 11.375% PIK,
 5/15/10                                           1,333     1,066,400    0.6
Saberliner Corp., Warrants, 4/15/03/1/,/3/           500             0    0.0
Safety Components International, Inc., Common
 Stock/1/                                         53,517         6,690    0.0
San Jacinto Holdings, Common Stock/1/,/3/          2,246             0    0.0
XO Communications, Inc., Pfd, 13.5% PIK,
 6/1/10                                            1,386       637,561    0.4
                                                          ------------  -----
Total Equity Investments
 (cost $9,139,868)                                           3,813,280    2.3
                                                          ------------  -----
SECURITIES LENDING PROGRAM ASSETS -- 21.5%
Lehman Brothers Holdings, Inc. 6.85%, dated
 12/29/00, matures 1/2/01 (at amortized cost)      5,592     5,591,777    3.4
Salomon Brothers Corp. 6.97%, dated 12/29/00,
 matures 1/2/01 (at amortized cost)               30,000    30,000,000   18.1
                                                          ------------  -----
Total Securities Lending Program Assets                     35,591,777   21.5
                                                          ------------  -----
COMMERCIAL PAPER -- 2.0%
American Express Credit Corp., 6.35%, 1/5/01       1,100     1,099,224    0.7
General Electric Capital Corp., 6.1%, 1/5/01       1,100     1,099,254    0.7
General Motors Acceptance Corp., 6%, 1/5/01        1,100     1,099,266    0.6
                                                          ------------  -----
Total Commercial Paper
 (at amortized cost)                                         3,297,744    2.0
                                                          ------------  -----
TOTAL INVESTMENTS
 (amortized cost $240,479,255)                            $195,514,524  118.2
                                                          ------------  -----

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)
December 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                        Percent
                                        of Net
Description                  Value      Assets

------------------------------------------------
Payable Upon Return of
 Securities Loaned        $(35,591,777)  (21.5)%
Other Assets in Excess of
 Liabilities                 5,533,901     3.3
                          ------------   -----
Net Assets                $165,456,648   100.0
Less: Outstanding
 Preferred Stock           (70,000,000)
                          ------------
Net Assets Applicable to
 9,518,826 Shares of
 Common Stock Outstanding $ 95,456,648
                          ============
Net Asset Value Per
 Common Share
 ($95,456,648/9,518,826)  $      10.03
                          ============
------------------------------------------------

/1/ Non-income producing security.
/2/ Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $6,226,513 or 3.76% of net assets.
/3/ Board valued security. These securities amounted to $3,832,674 or 2.32% of net assets.
/4/ Securities in default.
--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Operations                 Statements of Changes in Net Assets
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest, dividends, and other..................................  $ 22,397,916
EXPENSES:
 Investment advisory fee (Note 5)................................       741,275
 Administrative fee (Note 5).....................................       189,790
 Printing, postage and other.....................................       102,828
 Custodian, transfer agent and accounting fees (Note 5)..........        84,287
 Legal fees......................................................        46,490
 Directors' fees.................................................        61,192
 Audit fee.......................................................        35,000
 Insurance.......................................................        18,240
                                                                   ------------
 Total Expenses..................................................     1,279,102
                                                                   ------------
 Net Investment Income...........................................    21,118,814
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain/(loss) on investments.........................    (4,746,544)
 Net unrealized appreciation/(depreciation) on investments.......   (28,993,612)
                                                                   ------------
 Net realized and unrealized gain/(loss) on investments..........   (33,740,156)
                                                                   ------------
Net increase/(decrease) in net assets resulting from operations..   (12,621,342)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS..........................    (4,844,100)
                                                                   ------------
NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON
 STOCKHOLDERS RESULTING FROM OPERATIONS AND DISTRIBUTIONS TO
 PREFERRED STOCKHOLDERS..........................................  $(17,465,442)
                                                                   ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

                                                    For the Year  For the Year
                                                       Ended         Ended
                                                    December 31,  December 31,
                                                        2000          1999
-------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
 Net investment income............................. $ 21,118,814  $ 19,757,687
 Net realized gain/(loss) on investments...........   (4,746,544)   (5,237,176)
 Net unrealized appreciation/(depreciation) on
  investments......................................  (28,993,612)   (8,236,109)
                                                    ------------  ------------
Net increase/(decrease) in net assets resulting
 from operations...................................  (12,621,342)    6,284,402
                                                    ------------  ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Preferred dividends of $1.38 and $1.39 per share,
  respectively.....................................   (4,844,100)   (4,527,560)
 Common dividends:
 Net investment income of $1.68 and $1.68 per
  share, respectively..............................  (15,993,144)  (14,951,468)
                                                    ------------  ------------
Total decrease in net assets from distributions to
 stockholders......................................  (20,837,244)  (19,479,028)
                                                    ------------  ------------
FUND SHARE TRANSACTIONS
 (NOTES 2 AND 3):
 Net proceeds/(cost) from issuance/(exchange) or
  restructuring of preferred stock.................          --     20,898,401
 Value of 13,833 and 28,314 shares issued in
  reinvestment of dividends, respectively..........      163,068        69,990
 Net proceeds from 2,375,662 shares of common stock
  issued in rights offering after deducting
  $1,180,982 of offering expenses..................          --     33,788,763
                                                    ------------  ------------
Total increase in net assets derived from fund
 share transactions................................      163,068    54,757,154
                                                    ------------  ------------
Total net increase/(decrease) in net assets........  (33,295,518)   41,562,528
NET ASSETS:
 Beginning of period...............................  198,752,166   157,189,638
                                                    ------------  ------------
 End of Period..................................... $165,456,648  $198,752,166
                                                    ============  ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
Financial Highlights
(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                            For the
                           Year Ended                Year Ended December 31,
                          December 31,  -------------------------------------------------------
                              2000        1999        1998        1997       1996       1995
------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....   $   13.55    $   15.19   $   17.40   $   17.44  $   16.02  $   16.86
                           ---------    ---------   ---------   ---------  ---------  ---------
Net investment income...        2.22         2.18        2.30        2.22       2.16       2.19
Net realized and
 unrealized gain/(loss)
 on investments.........       (3.55)       (1.34)      (2.32)       0.83       1.42      (0.06)
                           ---------    ---------   ---------   ---------  ---------  ---------
Net increase in net
 asset value resulting
 from operations........       (1.33)        0.84       (0.02)       3.05       3.58       2.13
                           ---------    ---------   ---------   ---------  ---------  ---------
Distributions to
 Stockholders from:
Preferred dividends.....       (0.51)       (0.51)      (0.49)      (0.49)     (0.46)     (0.29)
Common:
 Net investment income
  and short-term gains..       (1.68)       (1.68)      (1.70)      (1.72)     (1.70)     (1.90)
 Net realized long-term
  gains.................         --           --          --        (0.16)       --         --
                           ---------    ---------   ---------   ---------  ---------  ---------
Total distributions to
 preferred and common
 stockholders...........       (2.19)       (2.19)      (2.19)      (2.37)     (2.16)     (2.19)
                           ---------    ---------   ---------   ---------  ---------  ---------
Capital Change Resulting
 from the Issuance of
 Fund Shares:
Common Shares...........         --         (0.29)        --        (0.69)       --       (0.67)
Preferred Shares........         --           --          --        (0.03)       --       (0.11)
                           ---------    ---------   ---------   ---------  ---------  ---------
                                 --         (0.29)        --        (0.72)       --       (0.78)
                           ---------    ---------   ---------   ---------  ---------  ---------
Net asset value, end of
 period.................   $   10.03    $   13.55   $   15.19   $   17.40  $   17.44  $   16.02
                           =========    =========   =========   =========  =========  =========
Market value per share,
 end of period..........   $   10.56    $   11.63   $   16.38   $   18.19  $   17.88  $   17.38
                           =========    =========   =========   =========  =========  =========
TOTAL INVESTMENT RETURN:
Based on market value
 per common share(1)....        4.97%      (19.91%)     (0.16%)     13.23%     14.37%     16.04%
Based on net asset value
 per common share(2)....      (14.48%)       2.56%      (3.19%)     15.44%     20.40%     10.68%
RATIOS TO AVERAGE NET
 ASSETS(3):
 Expenses...............        0.69%        1.14%       0.83%       1.47%      1.80%      0.86%
 Net investment income..       11.40%       10.08%       9.72%       8.92%      9.21%     10.45%
SUPPLEMENTAL DATA:
Net assets at end of
 period, net of
 preferred stock (000)..   $  95,457    $ 128,752   $ 108,190   $ 123,442  $  87,054  $  79,596
Average net assets
 during period, net of
 preferred stock (000)..   $ 115,318    $ 130,836   $ 119,223   $ 118,893  $  83,074  $  79,614
Portfolio turnover
 rate...................          35%          37%         88%        116%        76%        83%
Number of preferred
 shares outstanding at
 end of period..........   3,500,000    3,500,000   2,450,000   2,450,000  1,650,000  1,650,000
Asset coverage per share
 of preferred stock
 outstanding at end of
 period.................   $      47    $      57   $      64   $      70  $      73  $      66
Liquidation and average
 market value per share
 of preferred stock.....   $      20    $      20   $      20   $      20  $      20  $      20
------------------------------------------------------------------------------------------------

/1/Total investment return excludes the effects of commissions.
/2/Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.
/3/Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.
See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
Notes to Financial Statements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES -- Pacholder High Yield Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of total return through current income and capital appreciation by investing primarily in high yield, lower rated fixed-income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August, 1988.

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

 A. SECURITY VALUATIONS -- Portfolio securities are priced at the bid side of the market by an independent pricing service or broker confirmation. Restricted securities, portfolio securities not priced by the independent pricing service and other assets are valued at fair value as determined under procedures established by the Board of Directors. At December 31, 2000, there was board valued securities of $3,832,674, or 2.32% of net assets as of such date. Short-term obligations with remaining maturities of 60 days or less at the date of purchase are valued at amortized cost.

 B. FEDERAL TAXES -- It is the Fund's policy to make sufficient distributions to shareholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund has complied with the Internal Revenue Code's requirements applicable to investment companies. Provisions of $53,846 and $42,953 for federal excise tax were required at December 31, 2000 and 1999, respectively, because the Fund distributed less than 98% of net investment income.

  The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended.

 C. SECURITIES TRANSACTIONS -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes discounts or premiums on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. The Fund has elected to defer the accretion of market discount until disposition of the security.

 D. SECURITY LENDING -- The Fund lends its securities to approved brokers to earn additional income and receives cash as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

 E. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS --Interest income and expenses are accrued at least weekly. Dividends to stockholders are paid from net investment income monthly, and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued at least weekly and are paid quarterly from net investment income.

 F. WHEN, AS AND IF ISSUED SECURITIES -- The Fund may engage in "when-issued" or "delayed delivery" transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market weekly and begin earning interest on the settlement date. No "when-issued" or "delayed delivery" purchase commitments were included in the portfolio of investments as of December 31, 2000.

 G. ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 H. PREMIUMS AND DISCOUNTS ON DEBT SECURITIES -- The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin accreting discounts and amortizing premiums of debt securities effective January 1, 2001. Prior to this date, the Fund did not accrete discounts and amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund, but will result in an increase of $957,686 to the cost of securities and a corresponding increase of $957,686 in net unrealized loss, based on securities held as of December 31, 2000.

PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

2. COMMON STOCK -- At December 31, 2000, there were 46,500,000 shares of common stock with a $.01 par value authorized and 9,518,826 shares outstanding. During the year ended December 31, 2000, the Fund issued 13,833 shares of common stock in connection with its dividend reinvestment plan.

3. PREFERRED STOCK -- The Fund's preferred stock at December 31, 2000 is as follows:

                                                                     Liquidation
                                                            Shares   Preference
                                                           --------- -----------
Series C, 7.15%........................................... 1,650,000 $33,000,000
Series D, 7.05%...........................................   800,000  16,000,000
Series E, 6.46%........................................... 1,050,000  21,000,000
                                                                     -----------
                                                                     $70,000,000
                                                                     ===========

 All series of preferred stock are due March 2, 2002. The terms of each Series is substantially identical except that Series E has an additional dividend coverage test. At December 31, 2000, accrued preferred dividends were $1,211,025.

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities (excluding commercial paper) for the year ended December 31, 2000 aggregated $61,503,335 and $64,511,632, respectively.

 At December 31, 2000, the federal income tax basis of securities was $205,050,943; unrealized depreciation aggregated $44,962,934, of which $1,244,108 related to appreciated securities and $46,207,042 related to de-preciated securities.

 At December 31, 2000, the Fund had available a capital loss carryforward of $12,497,050, which begins to expire in 2006, to offset any future net capital gains.

5. TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERVICES AGENT -- The Fund has an investment advisory agreement with Pacholder & Company, LLC (the "Advisor") pursuant to which the Advisor serves as the Fund's investment advisor. The Fund pays the Advisor an advisory fee that varies based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the CS First Boston Domestic+ High Yield Index.(TM) The fee, which is accrued at least weekly and paid quarterly, ranges from a maximum of 1.40% to a minimum of 0.40% (on an annualized basis) of the average weekly net assets of the Fund. For the year ended December 31, 2000, the Fund's total return was (14.48)%. For the same period, the total return of the CS First Boston Domestic+ High Yield Index(TM) was (6.19)%. For the period ended December 31, 2000, the advisory fee is calculated based on 0.40% of average weekly net assets of the Fund. Certain officers and directors of the Fund are also managers of the Advisor. At December 31, 2000, accrued advisory fees were $173,830.

 The Fund has an administrative services agreement with Kenwood Administrative Management, Inc. ("KAM") (an affiliate of the Advisor) pursuant to which KAM provides certain administrative services to the Fund. Under the agreement, KAM receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At December 31, 2000, accrued administrative fees were $13,043.

 The Fund has an agreement with Pacholder Associates, Inc. (an affiliate of the Advisor) to provide portfolio accounting and pricing services to the Fund. Under the agreement, Pacholder Associates, Inc. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.025% of the first $100 million of the Fund's average weekly net assets and 0.015% of such assets in excess of $100 million. At December 31, 2000, accrued ac-counting fees were $3,500.

 Certain affiliates of the Advisor serve as officers and/or directors of ICO, Inc.

6. NET ASSETS CONSIST OF:

                                                   December 31,  December 31,
                                                       2000          1999
                                                   ------------  ------------
Common Stock ($.01 par value)..................... $     95,188  $     95,050
Preferred Stock...................................   70,000,000    70,000,000
Paid-in capital...................................  151,066,612   150,903,682
Undistributed net investment income...............    1,754,833     1,473,263
Accumulated net realized gain/(loss) on
 investments......................................  (12,497,050)   (7,750,506)
Unrealized appreciation/(depreciation) on
 investments......................................  (44,962,935)  (15,969,323)
                                                   ------------  ------------
                                                   $165,456,648  $198,752,166
                                                   ============  ============

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Annual Meeting Results
---------------------------------------
--------------------------------------------------------------------------------
  The Fund held an annual meeting of shareholders on May 16, 2000, to elect directors of the Fund and to ratify the Board of Directors' selection of Deloitte & Touche LLP as the Fund's independent accountants.

  The results of voting were as follows (by number of shares):

For nominees to the Board of Directors:

William J. Morgan/1/
 In favor:            8,834,992
 Withheld:              198,684

Daniel A. Grant/1/
 In favor:          8,831,911
 Withheld:            201,765

John F. Williamson/2/
 In favor:             3,500,000
 Withheld:                     0

George D. Woodard/2/
 In favor:            3,500,000
 Withheld:                    0

For Deloitte & Touche LLP as independent accountants:

 In favor:  12,355,796
 Against:       46,831
 Abstained:    131,049

-------
/1/Elected by holders of the Fund's Common Stock voting separately as a class.

/2/Elected by holders of the Fund's Preferred Stock voting separately as a class.

PACHOLDER HIGH YIELD FUND, INC.
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Independent Auditors' Report
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To the Stockholders and Directors
Pacholder High Yield Fund, Inc.

  We have audited the accompanying statement of net assets of Pacholder High Yield Fund, Inc., including the schedule of investments, as of December 31, 2000, the related statement of operations for the year then ended, the state-ments of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the respon-sibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pacholder High Yield Fund, Inc. at December 31, 2000, the results of its opera-tions for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting princi-ples generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Dayton, Ohio
February 12, 2001

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                       Pacholder High Yield Fund, Inc.



                                 Annual Report
                               December 31, 2000

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                       PACHOLDER HIGH YIELD FUND, INC.

                            Directors and Officers

 William J. Morgan                   John F. Williamson
 Chairman and President              Director


 James P. Shanahan, Jr.              George D. Woodard
 Secretary                           Director


 James E. Gibson                     Daniel A. Grant
 Treasurer                           Director

                             Investment Objective
            A closed-end fund seeking a high level of total return
              through current income and capital appreciation by
    investing primarily in high yield, lower rated fixed-income securities of domestic companies.

                              Investment Advisor
                           Pacholder & Company, LLC

                                Administrator
                   Kenwood Administrative Management, Inc.

                         Custodian and Transfer Agent
                              Firstar Bank, N.A.

                                Legal Counsel
                          Kirkpatrick & Lockhart LLP

                             Independent Auditors
                            Deloitte & Touche LLP

                              Executive Offices
                       Pacholder High Yield Fund, Inc.
                             8044 Montgomery Road
                                  Suite 480
                             Cincinnati, OH 45236
                                (513) 985-3200

                                   Web Site
                                www.phf-hy.com

    This report is for the information of shareholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.


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